Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES FIRST QUARTER 2019 RESULTS

Houston, Texas

May 10, 2019

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE:SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore oil and natural gas and wind farm facilities worldwide, today announced results for its first quarter ended March 31, 2019.

First quarter highlights include:

•

Total operating revenues increased 8.8% as compared with the first quarter of 2018, due to increases of 5.3% in average day rates and 8.0% in utilization.  The improved utilization reflected an increase of 5.0% in on hire days notwithstanding a decrease of 8.5% in the number of available days, compared with the first quarter 2018.   Operating loss decreased by $3.4 million to $21.0 million as compared with $24.4 million in the first quarter of 2018.

•

Consolidated direct vessel profit (“DVP”)(1) for the first quarter of 2019 decreased by $1.4 million to $12.0 million from $13.4  million in the first quarter of 2018 due to expensing approximately $4.4 million of mobilization and vessel upgrade costs incurred in the quarter to prepare and position vessels for long-term contracts without comparable expenses incurred in the 2018 quarter.  Excluding these costs, DVP would have been approximately $16.4 million in the first quarter of 2019, a 22.4% increase from the first quarter of 2018.

•

Total lease expense, which amounted to $4.1 million, was $0.8 million and $0.7 million higher compared to the first and fourth quarters of 2018, respectively. These increases reflect non-cash adjustments to lease expenses resulting from the implementation of the new lease accounting standard by the Company on January 1, 2019.

•

SEACOR Marine closed on three separate transactions which expanded its fleet.  One of the transactions led to 100% ownership of SEACOR Marine’s European wind business through the acquisition of the remaining minority interests.  Another of the transactions included the acquisition of three previously pooled fast support vessels (“FSVs”) which had pooling distributions of $2.6 million and $2.4 million in 2018 and 2017, respectively, and their acquisition will result in the elimination of the expense going forward. Subsequent to quarter end, we acquired a modern FSV operating in the U.S. under a long-term contract outside of the oil and gas sector.

Chief Executive Officer John Gellert commented on SEACOR Marine's first quarter results:

“This quarter brought many positive developments.  Although the first quarter is a period of seasonally lower activity for our fleet, which has a significant presence in North Sea market and Gulf of Mexico lift boat sector, we saw meaningful improvements in both utilization and day rates.  Tendering activity also increased, pointing to a continuing recovery. The quarter also featured significant investment to prepare several assets for long-term charters, including one of our two largest liftboats from the U.S. to the North Sea for work supporting the offshore wind farm industry.

We saw improvements in West Africa and Latin America, and increased contracting activity in the North Sea. Within Latin America, Mexico had positive market developments, contracting vessels in support of integrated well service projects and new contracts with foreign oil companies. I am particularly satisfied with the performance of our joint venture in Mexico, which stands out as one of the few companies in that market which can truly claim local content.

I believe the upfront costs to capture these market opportunities are precursors to growth. Our strategy is to continue positioning the fleet selectively to capitalize on our global presence. The benefit of a strong global presence and diverse fleet was again demonstrated through recent contract awards in Latin America, which will expand our hybrid battery equipped platform supply vessels (“PSVs”) in the market.”

For the first quarter ended March 31, 2019, net loss attributable to SEACOR Marine was $25.5 million ($1.11 per basic and diluted share), and operating loss was $21.0 million.  Net loss attributable to SEACOR Marine for the preceding quarter ended December 31, 2018 was $7.8 million ($0.35 per basic diluted share) and operating loss was $11.2 million.

___________________

(1)

Direct vessel profit (defined as operating revenues less operating expenses excluding leased-in equipment, “DVP”) is the Company’s measure of segment profitability when applied to reportable segments and a non-GAAP measure when applied to individual vessels, fleet categories or the combined fleet.  DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its individual vessels, fleet categories, regions and combined fleet, without regard to financing decisions (depreciation for owned vessels vs. leased-in expense for leased-in vessels).  DVP is also useful when comparing the Company’s fleet performance against those of our competitors who may have differing fleet financing structures.  DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP.  See page 8 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore oil and natural gas and windfarm facilities worldwide.  SEACOR Marine and its joint ventures operate a diverse fleet of offshore support and specialty vessels that deliver cargo and personnel to offshore installations; handle anchors and mooring equipment required to tether rigs to the seabed; tow rigs and assist in placing them on location and moving them between regions; provide construction, well workover and decommissioning support; and carry and launch equipment used underwater in drilling and well installation, maintenance and repair.  Additionally, SEACOR Marine’s vessels provide accommodations for technicians and specialists, safety support and emergency response services.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements.  Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters.  Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company.  These statements are not guarantees of future performance and actual events or results may differ significantly from these statements.  Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control.  It should be understood that it is not possible to predict or identify all such factors.  Consequently, the preceding should not be considered to be a complete discussion of all potential risks or uncertainties.  Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements.  Forward-looking statements speak only as of the date of the document in which they are made.  The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law.  It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any).  These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact Connie Morinello at (346) 980-1700 or InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF LOSS (in thousands, except share data)

	Three Months Ended March 31,
	2019	2018
Operating Revenues	$56,249	$51,721
Costs and Expenses:
Operating	44,277	38,348
Administrative and general	12,000	12,374
Operating lease expense	4,148	3,258
Depreciation and amortization	17,193	19,512
	77,618	73,492
Gains (Losses) on Asset Dispositions and Impairments, Net	359	(2,643)
Operating Loss	(21,010)	(24,414)
Other Income (Expense):
Interest income	357	216
Interest expense	(7,735)	(6,133)
SEACOR Holdings guarantee fees	(29)	(12)
Derivative losses, net	(925)	(11,516)
Foreign currency gains, net	635	139
	(7,697)	(17,306)
Loss Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(28,707)	(41,720)
Income Tax Benefit	(3,831)	(9,824)
Loss Before Equity in Earnings of 50% or Less Owned Companies	(24,876)	(31,896)
Equity in (Losses) Earnings of 50% or Less Owned Companies	(3,397)	208
Net Loss	(28,273)	(31,688)
Net Loss attributable to Noncontrolling Interests in Subsidiaries	(2,724)	(2,855)
Net Loss attributable to SEACOR Marine Holdings Inc.	$(25,549)	$(28,833)

Basic and Diluted Loss Per Common Share and Warrants of SEACOR Marine Holdings Inc.	$(1.11)	$(1.64)
Weighted Average Common Shares and Warrants Outstanding:
Basic and Diluted	23,090,137	17,571,490

SEACOR MARINE HOLDINGS INC. UNAUDITED CONSOLIDATED RESULTS OF OPERATIONS (in thousands, except share data)

	Three Months Ended March 31,
	2019		2018
Time Charter Statistics:
Average Rates Per Day Worked (excluding crew transfer)	$9,451		$9,071
Average Rates Per Day	$7,371		$7,001
Fleet Utilization (excluding crew transfer)	62%		50%
Fleet Utilization	61%		53%
Fleet Available Days (excluding crew transfer)	8,116		9,271
Fleet Available Days	11,536		12,601
Operating Revenues:
Time charter	$52,127	93%	$47,142	91%
Bareboat charter	1,143	2%	1,143	2%
Other marine services	2,979	5%	3,436	7%
	$56,249	100%	51,721	100%
Costs and Expenses:
Operating:
Personnel	22,756	40%	21,676	42%
Repairs and maintenance	9,006	16%	7,073	14%
Drydocking	2,879	5%	2,257	4%
Insurance and loss reserves	1,474	3%	1,190	2%
Fuel, lubes and supplies	3,753	7%	3,545	7%
Other	4,409	8%	2,607	5%
	44,277	79%	38,348	79%
Administrative and general	12,000	21%	12,374	24%
Depreciation and amortization	17,193	31%	19,512	38%
Lease expense - operating	4,148	7%	3,258	6.3%
	77,618	131%	73,492	141%
Gains (Losses) on Asset Dispositions and Impairments, Net	359	1%	(2,643)	(5)%
Operating Loss	(21,010)	(31)%	(24,414)	(46)%

SEACOR MARINE HOLDINGS INC. UNAUDITED CONSOLIDATED STATEMENTS OF LOSS (in thousands, except statistics and per share data)

	Three Months Ended
	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
Time Charter Statistics:
Average Rates Per Day Worked (excluding crew transfer)	$9,451	$9,852	$10,186	$9,742	$9,071
Average Rates Per Day	$7,371	$7,447	$7,323	$7,324	$7,001
Fleet Utilization (excluding crew transfer)	62%	61%	60%	58%	50%
Fleet Utilization	61%	63%	68%	62%	53%
Fleet Available Days (excluding crew transfer)	8,116	8,312	9,119	9,071	9,271
Fleet Available Days	11,536	11,808	12,617	12,528	12,601
Operating Revenues:
Time charter	$52,127	$55,382	$62,902	$56,826	$47,142
Bareboat charter	1,143	1,168	1,168	1,156	1,143
Other marine services	2,979	14,382	6,185	2,719	3,436
	$56,249	$70,932	70,255	$60,701	$51,721
Costs and Expenses:
Operating:
Personnel	22,756	23,598	25,021	24,733	21,676
Repairs and maintenance	9,006	7,928	9,208	9,070	7,073
Drydocking	2,879	1,396	4,822	3,112	2,257
Insurance and loss reserves	1,474	2,093	1,857	1,934	1,190
Fuel, lubes and supplies	3,753	4,618	4,690	4,122	3,545
Other	4,409	2,532	3,000	3,009	2,607
	44,277	42,165	48,598	45,980	38,348
Direct Vessel Profit	11,972	28,767	21,657	14,721	13,373
Other Costs and Expenses:
Operating:
Lease expense	4,148	3,430	3,292	3,331	3,258
Administrative and general	12,000	11,795	11,767	15,041	12,374
Depreciation and amortization	17,193	16,986	17,342	18,406	19,512
	33,341	32,211	32,401	36,778	35,144
Gains (Losses) on Asset Dispositions and Impairments, Net	359	(7,745)	586	1,055	(2,643)
Operating Loss	(21,010)	(11,189)	(10,158)	(21,002)	(24,414)
Other Income (Expense):
Interest income	357	357	309	352	216
Interest expense	(7,735)	(7,486)	(7,761)	(6,489)	(6,133)
SEACOR Holdings guarantee fees	(29)	(5)	(5)	(7)	(12)
Debt extinguishment loss	—	—	(638)	—	—
Derivative losses, net	(925)	12,651	4,387	(2,668)	(11,516)
Foreign currency gains, net	635	(466)	(302)	(818)	139
Other, net	—	(4)	678	—	—
	(7,697)	5,047	(3,332)	(9,630)	(17,306)
Loss Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(28,707)	(6,142)	(13,490)	(30,632)	(41,720)
Income Tax (Benefit) Expense	(3,831)	(48)	1,249	(4,724)	(9,824)
Loss Before Equity in Earnings of 50% or Less Owned Companies	(24,876)	(6,094)	(14,739)	(25,908)	(31,896)
Equity in (Losses) Earnings of 50% or Less Owned Companies, Net of Tax	(3,397)	(1,875)	(1,027)	(721)	208
Net Loss	(28,273)	(7,969)	(15,766)	(26,629)	(31,688)
Net Loss attributable to Noncontrolling Interests in Subsidiaries	(2,724)	(175)	191	(1,605)	(2,855)
Net Loss attributable to SEACOR Marine Holdings Inc.	$(25,549)	$(7,794)	$(15,957)	$(25,024)	$(28,833)

Basic and Diluted Loss Per Common Share and Warrants of SEACOR Marine Holdings Inc.	$(1.11)	$(0.35)	$(0.71)	$(1.19)	$(1.64)
Weighted Average Common Shares and Warrants Outstanding:
Basic and Diluted	23,090	22,514	22,513	21,035	17,571
Common Shares and Warrants Outstanding at Period End	23,222	22,711	22,709	22,709	17,787

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION

(in thousands, except share data)

	United States (primarily Gulf of Mexico)	Africa (primarily West Africa)	Middle East and Asia	Latin America	Europe (primarily North Sea)	Total
For the Three Months Ended March 31, 2019
Time Charter Statistics:
Average Rates Per Day	$10,588	$9,461	$8,386	$12,900	$4,819	$7,371
Fleet Utilization	28%	87%	72%	71%	67%	61%
Fleet Available Days	2,698	1,313	2,061	541	4,923	11,536
Operating Revenues:
Time charter	$8,005	$10,773	$12,499	$4,922	$15,928	$52,127
Bareboat charter	—	—	—	1,143	—	1,143
Other marine services	1,132	(637)	228	635	1,621	2,979
	9,137	10,136	12,727	6,700	17,549	56,249
Direct Costs and Expenses:
Operating:
Personnel	4,503	3,867	4,254	1,556	8,576	22,756
Repairs and maintenance	2,778	1,184	2,193	335	2,516	9,006
Drydocking	1,994	338	159	79	309	2,879
Insurance and loss reserves	592	213	327	135	207	1,474
Fuel, lubes and supplies	683	754	709	428	1,179	3,753
Other	90	2,106	1,100	521	592	4,409
	10,640	8,462	8,742	3,054	13,379	44,277
Direct Vessel (Loss) Profit	$(1,503)	$1,674	$3,985	$3,646	$4,170	11,972
Other Costs and Expenses:
Operating:
Lease expense	$2,897	$665	$6	$1	$362	3,931
Administrative and general (1)						12,217
Depreciation and amortization	5,498	2,356	4,249	1,936	3,154	17,193
						33,341
Gains on Asset Dispositions and Impairments						359
Operating Loss						$(21,010)
As of March 31, 2019
Property and Equipment:
Historical cost	$416,559	$207,167	$310,297	$119,699	$241,223	$1,294,945
Accumulated depreciation	(223,720)	(59,652)	(85,627)	(60,444)	(149,998)	(579,441)
	$192,839	$147,515	$224,670	$59,255	$91,225	$715,504
Total Assets (2)	$330,938	$160,624	$266,007	$128,421	$133,019	$1,019,009

(1)	Includes $217 facility lease expense
(2)	Total assets by region does not include corporate assets, which are $93,340 as of March 31, 2019

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION (in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
United States, primarily Gulf of Mexico
Time Charter Statistics:
Average rates per day worked	$10,588	$12,656	$12,476	$10,503	$8,775
Fleet utilization	28%	29%	30%	23%	17%
Fleet available days	2,698	2,983	3,433	3,710	4,050
Out-of-service days for repairs, maintenance and drydockings	232	143	147	292	219
Out-of-service days for cold-stacked status	1579	1,761	2,101	2,435	3,111
Operating Revenues:
Time charter	$8,005	$10,968	$12,800	$9,052	$5,982
Other marine services	1,132	8,709	2,722	1,676	1,655
	9,137	19,677	15,522	10,728	7,637
Direct Costs and Expenses:
Operating:
Personnel	4,503	5,227	4,853	4,636	3,992
Repairs and maintenance	2,778	1,128	1,801	1,529	694
Drydocking	1,994	147	375	910	525
Insurance and loss reserves	592	974	612	902	434
Fuel, lubes and supplies	683	1,055	1,120	900	493
Other	90	185	154	29	25
	10,640	8,716	8,915	8,906	6,163
Direct Vessel (Loss) Profit	$(1,503)	$10,961	$6,607	$1,822	$1,474
Other Costs and Expenses:
Operating:
Lease expense	$2,897	$1,849	$1,853	$1,862	$1,866
Depreciation and amortization	5,498	5,550	5,227	6,535	5,487

Africa, primarily West Africa
Time Charter Statistics:
Average rates per day worked	$9,461	$9,411	$9,315	$9,509	$9,455
Fleet utilization	87%	87%	82%	88%	91%
Fleet available days	1,313	1,310	1,475	1,331	1,260
Out-of-service days for repairs, maintenance and drydockings	58	—	92	46	31
Operating Revenues:
Time charter	$10,773	$10,730	$11,201	$11,122	$10,794
Other marine services	(637)	4,247	1,777	350	1,287
	10,136	14,977	12,978	11,472	12,081
Direct Costs and Expenses:
Operating:
Personnel	3,867	3,665	4,486	4,314	4,073
Repairs and maintenance	1,184	873	2,438	1,663	1,356
Drydocking	338	(28)	1,201	910	2
Insurance and loss reserves	213	307	323	248	218
Fuel, lubes and supplies	754	1,176	1,081	900	669
Other	2,106	772	1,103	1,402	1,036
	8,462	6,765	10,632	9,437	7,354
Direct Vessel Profit	$1,674	$8,212	$2,346	$2,035	$4,727
Other Costs and Expenses:
Operating:
Lease expense	$665	$958	$960	$962	$963
Depreciation and amortization	2,356	2,341	2,381	2,924	2,807

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION (continued) (in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$8,386	$8,856	$8,156	$8,226	$8,072
Fleet utilization	72%	70%	76%	82%	66%
Fleet available days	2,061	2,009	2,024	2,005	2,132
Out-of-service days for repairs, maintenance and drydockings	95	178	76	4	151
Out-of-service days for cold-stacked status	90	92	92	91	130
Operating Revenues:
Time charter	$12,499	$12,517	$12,590	$13,591	$11,374
Other marine services	228	118	(83)	(792)	(130)
	12,727	12,635	12,507	12,799	11,244
Direct Costs and Expenses:
Operating:
Personnel	4,254	4,354	4,361	4,069	4,022
Repairs and maintenance	2,193	3,077	2,091	3,576	2,428
Drydocking	159	949	352	72	(11)
Insurance and loss reserves	327	389	385	361	236
Fuel, lubes and supplies	709	1,179	892	922	1,034
Other	1,100	984	952	836	1,208
	8,742	10,932	9,033	9,836	8,917
Direct Vessel Profit	$3,985	$1,703	$3,474	$2,963	$2,327
Other Costs and Expenses:
Operating:
Lease expense	$6	$—	$—	$—	$—
Depreciation and amortization	4,249	4,154	4,207	4,311	6,090

Latin America
Time Charter Statistics:
Average rates per day worked	$12,900	$11,866	$17,604	$19,127	$15,272
Fleet utilization	71%	72%	80%	57%	41%
Fleet available days	541	460	531	416	219
Out-of-service days for repairs, maintenance and drydockings	5	—	—	—	—
Out-of-service days for cold-stacked status	90	92	92	91	90
Operating Revenues:
Time charter	$4,922	$3,934	$7,479	$4,556	$1,374
Bareboat charter	1,143	1,168	1,168	1,156	1,143
Other marine services	635	183	416	845	110
	6,700	5,285	9,063	6,557	2,627
Direct Costs and Expenses:
Operating:
Personnel	1,556	1,142	1,662	1,219	376
Repairs and maintenance	335	362	312	32	305
Drydocking	79	14	103	11	—
Insurance and loss reserves	135	96	163	169	67
Fuel, lubes and supplies	428	384	427	349	65
Other	521	232	350	488	60
	3,054	2,230	3,017	2,268	873
Direct Vessel Profit	$3,646	$3,055	$6,046	$4,289	$1,754
Other Costs and Expenses:
Operating:
Lease expense	$1	$—	$—	$—	$—
Depreciation and amortization	1,936	1,888	2,521	2,280	1,219

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION (continued) (in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
Europe, primarily North Sea
Time Charter Statistics:
Average rates per day worked	4,819	4,676	4,287	4,823	5,164
Fleet utilization	67%	73%	85%	76%	69%
Fleet available days	4,923	5,046	5,154	5,065	4,940
Out-of-service days for repairs, maintenance and drydockings	124	136	240	77	137
Out-of-service days for cold-stacked status	90	92	61	—	—
Operating Revenues:
Time charter	$15,928	$17,233	$18,832	$18,505	$17,618
Other marine services	1,621	1,125	1,353	640	514
	17,549	18,358	20,185	19,145	18,132
Direct Costs and Expenses:
Operating:
Personnel	8,576	9,210	9,659	10,495	9,213
Repairs and maintenance	2,516	2,488	2,566	2,270	2,290
Drydocking	309	314	2,791	1,209	1,741
Insurance and loss reserves	207	327	374	254	235
Fuel, lubes and supplies	1,179	824	1,170	1,051	1,284
Other	592	359	441	254	278
	13,379	13,522	17,001	15,533	15,041
Direct Vessel Profit	$4,170	$4,836	$3,184	$3,612	$3,091
Other Costs and Expenses:
Operating:
Lease expense	$362	$178	$12	$22	$—
Depreciation and amortization	3,154	3,053	3,006	2,976	2,861

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
Anchor handling towing supply
Time Charter Statistics:
Average rates per day worked	$8,502	$8,506	$9,269	$13,381	$10,322
Fleet utilization	38%	26%	28%	23%	21%
Fleet available days	900	1,012	1,012	866	1,260
Out-of-service days for repairs, maintenance and drydockings	34	12	100	23	36
Out-of-service days for cold-stacked status	521	644	602	608	947
Operating Revenues:
Time charter	$2,875	$2,248	$2,592	$2,712	$2,787
Other marine services	(658)	2,426	1,244	(91)	1,438
	2,217	4,674	3,836	2,621	4,225
Direct Costs and Expenses:
Operating:
Personnel	1,390	1,279	1,667	1,593	1,397
Repairs and maintenance	630	386	1,625	1,281	394
Drydocking	75	(70)	1,168	945	480
Insurance and loss reserves	122	219	282	265	91
Fuel, lubes and supplies	62	467	582	586	153
Other	592	568	530	689	452
	2,871	2,849	5,854	5,359	2,967
Direct Vessel (Loss) Profit	$(654)	$1,825	$(2,018)	$(2,738)	$1,258
Other Costs and Expenses:
Operating:
Lease expense	$1,539	$1,847	$1,851	$1,855	$1,858
Depreciation and amortization	575	679	689	532	1,490

Fast support
Time Charter Statistics:
Average rates per day worked	$7,609	$7,749	$7,148	$6,963	$7,746
Fleet utilization	68%	67%	59%	62%	53%
Fleet available days	3,295	3,187	3,709	3,820	3,780
Out-of-service days for repairs, maintenance and drydockings	72	151	131	53	109
Out-of-service days for cold-stacked status	622	659	1,037	1,191	1,253
Operating Revenues:
Time charter	$17,083	$16,453	$15,678	$16,488	$15,427
Other marine services	(251)	(952)	(834)	(505)	(656)
	16,832	15,501	14,844	15,983	14,771
Direct Costs and Expenses:
Operating:
Personnel	5,511	5,328	5,826	5,258	4,756
Repairs and maintenance	2,337	2,595	2,641	3,406	2,544
Drydocking	350	1	432	115	(9)
Insurance and loss reserves	326	534	407	314	324
Fuel, lubes and supplies	1,102	1,368	1,016	1,015	795
Other	2,464	1,062	1,718	1,466	1,460
	12,090	10,888	12,040	11,574	9,870
Direct Vessel Profit	$4,742	$4,613	$2,804	$4,409	$4,901
Other Costs and Expenses:
Operating:
Lease expense	$352	$341	$342	$342	$342
Depreciation and amortization	5,944	5,525	5,780	6,585	6,585

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued) (in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
Supply
Time Charter Statistics:
Average rates per day worked	$7,001	$7,050	$7,410	$7,174	$6,454
Fleet utilization	62%	81%	82%	69%	73%
Fleet available days	501	460	565	637	633
Out-of-service days for repairs, maintenance and drydockings	60	27	—	—	16
Out-of-service days for cold-stacked status	—	—	—	19	68
Operating Revenues:
Time charter	$2,182	$2,631	$3,442	$3,149	$3,002
Bareboat charter	1,143	1,168	1,168	1,156	1,143
Other marine services	781	619	1,066	39	(18)
	4,106	4,418	5,676	4,344	4,127
Direct Costs and Expenses:
Operating:
Personnel	1,678	1,487	1,976	1,999	1,956
Repairs and maintenance	619	403	549	259	445
Drydocking	162	1,023	1,624	585	—
Insurance and loss reserves	105	130	145	134	102
Fuel, lubes and supplies	399	445	391	317	694
Other	1,144	762	254	1,048	719
	4,107	4,250	4,939	4,342	3,916
Direct Vessel (Loss) Profit	$(1)	$168	$737	$2	$211
Other Costs and Expenses:
Operating:
Lease expense	$318	$178	$34	$—	$—
Depreciation and amortization	1,036	966	1,173	1,394	2,743

Standby safety
Time Charter Statistics:
Average rates per day worked	$8,499	$8,504	$8,692	$9,157	$9,058
Fleet utilization	82%	82%	77%	80%	78%
Fleet available days	1,620	1,734	1,809	1,746	1,849
Out-of-service days for repairs, maintenance and drydockings	71	89	117	46	87
Operating Revenues:
Time charter	$11,308	$12,024	$12,036	$12,791	$13,051
Other marine services	31	11	50	39	40
	11,339	12,035	12,086	12,830	13,091
Direct Costs and Expenses:
Operating:
Personnel	6,133	6,774	5,855	8,148	6,938
Repairs and maintenance	1,422	1,601	1,627	1,464	1,554
Drydocking	309	273	1,156	624	1,741
Insurance and loss reserves	60	216	234	143	138
Fuel, lubes and supplies	947	657	975	843	991
Other	240	209	351	144	161
	9,111	9,730	10,198	11,366	11,523
Direct Vessel Profit	$2,228	$2,305	$1,888	$1,464	$1,568
Other Costs and Expenses:
Depreciation and amortization	$1,096	$1,085	$945	$681	$694

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued) (in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
Specialty
Time Charter Statistics:
Fleet available days	90	92	92	91	90
Out-of-service days for cold-stacked status	90	92	92	91	90
Operating Revenues:
Other marine services	$—	$337	$—	$—	$—

Direct Costs and Expenses:
Operating:
Personnel	65	64	64	79	164
Repairs and maintenance	4	12	31	13	37
Drydocking	—	—	—	—	(6)
Insurance and loss reserves	8	9	41	25	10
Fuel, lubes and supplies	31	33	65	(29)	83
Other	95	70	67	93	104
	203	188	268	181	392
Direct Vessel (Loss) Profit	$(203)	$149	$(268)	$(181)	$(392)
Other Costs and Expenses:
Depreciation and amortization	128	282	282	283	282

Liftboats
Time Charter Statistics:
Average rates per day worked	$17,750	$18,497	$18,993	$19,225	$16,068
Fleet utilization	46%	49%	60%	43%	30%
Fleet available days	1,710	1,827	1,932	1,911	1,659
Out-of-service days for repairs, maintenance and drydockings	224	132	86	266	116
Out-of-service days for cold-stacked status	526	550	554	708	933
Operating Revenues:
Time charter	$13,877	$16,631	$22,171	$15,788	$8,126
Other marine services	2,080	1,926	2,922	1,569	756
	15,957	18,557	25,093	17,357	8,882
Direct Costs and Expenses:
Operating:
Personnel	5,097	5,546	5,621	4,671	3,461
Repairs and maintenance	2,828	1,971	1,827	1,553	1,134
Drydocking	1,983	167	433	842	51
Insurance and loss reserves	884	872	630	889	651
Fuel, lubes and supplies	1,005	1,485	1,482	1,153	668
Other	444	667	620	336	417
	12,241	10,708	10,613	9,444	6,382
Direct Vessel Profit	$3,716	$7,849	$14,480	$7,913	$2,500
Other Costs and Expenses:
Operating:
Lease expense	$1,498	$638	$641	$644	$638
Depreciation and amortization	6,053	6,098	6,188	6,333	5,025

SEACOR MARINE HOLDINGS INC. UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued) (in thousands, except statistics)

	Three Months Ended
	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
Crew transfer
Time Charter Statistics:
Average rates per day worked	$2,325	$2,283	$2,253	$2,330	$2,305
Fleet utilization	60%	68%	89%	73%	62%
Fleet available days	3,420	3,496	3,498	3,457	3,330
Out-of-service days for repairs, maintenance and drydockings	53	47	123	31	113
Out-of-service days for cold-stacked status	90	92	61	—	40
Operating Revenues:
Time charter	$4,802	$5,395	$6,983	$5,898	$4,749
Other marine services	322	460	657	563	429
	5,124	5,855	7,640	6,461	5,178
Direct Costs and Expenses:
Operating:
Personnel	2,309	2,274	2,471	2,295	2,222
Repairs and maintenance	1,096	814	806	987	825
Drydocking	—	2	9	1	—
Insurance and loss reserves	104	94	130	93	103
Fuel, lubes and supplies	189	145	163	219	144
Other	113	165	104	173	96
	3,811	3,494	3,683	3,768	3,390
Direct Vessel Profit	$1,313	$2,361	$3,957	$2,693	$1,788
Other Costs and Expenses:
Operating:
Lease expense	$—	$—	$(22)	$22	$—
Depreciation and amortization	2,031	679	689	532	1,490

Other Activity
Operating Revenues:
Other marine services	$674	$9,555	$1,080	$1,105	$1,447
	674	9,555	1,080	1,105	1,447
Direct Costs and Expenses:
Operating:
Personnel	573	846	1,541	690	782
Repairs and maintenance	70	146	102	107	140
Insurance and loss reserves	(135)	19	(12)	71	(229)
Fuel, lubes and supplies	18	18	16	18	17
Other	(683)	(971)	(644)	(940)	(802)
	(157)	58	1,003	(54)	(92)
Direct Vessel Profit	$831	$9,497	$77	$1,159	$1,539
Other Costs and Expenses:
Operating:
Lease expense	$224	$(19)	$(21)	$(23)	$(13)
Depreciation and amortization	330	196	192	218	265

SEACOR MARINE HOLDINGS INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (NON-GAAP PRESENTATION) (in thousands)

	Three Months Ended
	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
Cash Flows from Operating Activities:
DVP	11,972	28,767	$21,657	$14,721	$13,373
Operating, leased-in equipment (excluding amortization of deferred gains)	(5,157)	(4,994)	(4,834)	(4,850)	(4,834)
Administrative and general (excluding provisions for bad debts and amortization of share awards)	(11,860)	(12,314)	(11,452)	(14,076)	(12,357)
SEACOR Holdings management and guarantee fees	(29)	(5)	(5)	(7)	(12)
Dividends received from 50% or less owned companies	400	400	—	1,324	—
Other, net (excluding non-cash losses)	—	(3)	249	—	—
	(4,674)	11,851	5,615	(2,888)	(3,830)
Changes in operating assets and liabilities before interest and income taxes	5,372	(10,638)	(16,587)	(14,575)	(4,938)
Director share awards	—	—	—	893	—
Restricted stock vested	(282)	(5)	(32)	(51)	—
Cash settlements on derivative transactions, net	(75)	1,420	102	(21)	(129)
Interest paid, excluding capitalized interest (1)	(4,664)	(5,929)	(5,498)	(5,875)	(2,828)
Interest received	357	357	309	352	216
Income taxes refunded, net	1,999	40	(344)	(12)	—
Net cash used in operating activities	(1,967)	(2,904)	(16,435)	(22,177)	(11,509)
Cash Flows from Investing Activities:
Purchases of property and equipment	(20,813)	(14,217)	(21,601)	(5,983)	(8,557)
Capitalized interest paid	(370)	—	(614)	(1,008)	—
Proceeds from disposition of property and equipment	552	17,476	1,858	3,244	282
Net change in construction reserve fund	(48)	7,535	2,556	7,209	—
Net investing activities in property and equipment	(20,679)	10,794	(17,801)	3,462	(8,275)
Investments in and advances to 50% or less owned companies	(1,951)	(3,672)	1,770	(5,610)	(19,950)
Net investing activities in third party notes receivable	—	17	—	—	99
Sale of subsidiary to joint venture	—	—	8,017	—	—
Net cash (used in) provided by investing activities	(22,630)	7,139	(8,014)	(2,148)	(28,126)
Cash Flows from Financing Activities:
Payments on long-term debt	(4,361)	(11,352)	(2,851)	(6,395)	(28,807)
Proceeds from issuance of long-term debt, net of issue costs	—	(336)	43,882	—	18,471
Purchase of subsidiary shares from noncontrolling interests	(3,392)	—	—	—	—
Proceeds from exercise of stock options and Warrants	108	20	—	813	—
Issuance of stock	—	—	—	54,012	1,793
Net cash (used in) provided by financing activities	(7,645)	(11,668)	41,031	48,430	(8,543)
Effects of Exchange Rate Changes on Cash and Cash Equivalents	1,485	(233)	(253)	(970)	682
Net Change in Cash, Cash Equivalents and Restricted Cash	(30,757)	(7,666)	16,329	23,135	(47,496)
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	96,852	104,519	88,190	65,055	112,551
Cash, Restricted Cash and Cash Equivalents, End of Period	$66,095	$96,853	$104,519	$88,190	$65,055

SEACOR MARINE HOLDINGS INC. UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands)

	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
ASSETS
Current Assets:
Cash and cash equivalents	$63,855	$95,195	$102,864	$86,239	$62,738
Restricted cash	2,240	1,657	1,655	1,951	2,316
Receivables:					`
Trade, net of allowance for doubtful accounts	67,900	64,125	75,349	57,658	45,664
Other	9,078	12,082	16,552	16,039	17,039
Inventories	4,139	3,443	3,646	3,666	3,975
Prepaid expenses and other	4,597	2,530	2,692	4,090	3,613
Total current assets	151,809	179,032	202,758	169,643	135,345
Property and Equipment:
Historical cost	1,294,945	1,242,733	1,279,000	1,287,855	1,320,496
Accumulated depreciation	(579,441)	(561,272)	(568,752)	(564,477)	(580,461)
	715,504	681,461	710,248	723,378	740,035
Construction in progress	63,301	88,918	82,953	82,274	80,682
Net property and equipment	778,805	770,379	793,201	805,652	820,717
Right-of-Use Asset - Operating Leases	30,503	—	—	—	—
Investments, at Equity, and Advances to 50% or Less Owned Companies	119,520	121,773	120,340	115,424	112,219
Construction Reserve Funds	28,109	28,061	35,596	38,152	45,361
Other Assets	3,603	3,690	3,582	3,667	3,736
	$1,112,349	$1,102,935	$1,155,477	$1,132,538	$1,117,378
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$17,918	—	—	—	—
Current portion of long-term debt	17,426	16,812	17,426	22,858	22,858
Accounts payable and accrued expenses	27,263	19,370	20,480	23,774	25,551
Due to SEACOR Holdings	535	452	463	746	1,583
Other current liabilities	47,567	46,983	63,772	56,469	55,365
Total current liabilities	110,709	83,617	102,141	103,847	105,357
Long-Term Operating Lease Liabilities	19,851	—	—	—	—
Long-Term Debt	384,344	387,854	397,738	348,912	405,234
Conversion Option Liability on Convertible Senior Notes	6,201	5,276	17,928	21,886	18,991
Deferred Income Taxes	41,831	44,682	46,120	49,789	56,024
Deferred Gains and Other Liabilities	7,290	26,571	26,662	27,289	28,600
Total liabilities	570,226	548,000	590,589	551,723	614,206
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	211	204	204	204	178
Additional paid-in capital	422,830	415,372	414,460	413,754	306,639
Retained earnings	111,701	126,834	134,628	150,585	175,609
Shares held in treasury	(373)	(91)	(86)	(54)	—
Accumulated other comprehensive loss, net of tax	(16,812)	(16,788)	(13,945)	(13,129)	(10,424)
	517,557	525,531	535,261	551,360	472,002
Noncontrolling interests in subsidiaries	24,566	29,404	29,627	29,455	31,170
Total equity	542,123	554,935	564,888	580,815	503,172
	$1,112,349	$1,102,935	$1,155,477	$1,132,538	$1,117,378

SEACOR MARINE HOLDINGS INC. UNAUDITED FLEET COUNTS

	March 31, 2019 (1)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
AHTS	11	12	13	13	19
FSV	42	41	47	49	50
Supply	42	39	29	29	29
Standby safety	18	19	20	21	22
Specialty	7	7	4	4	4
Liftboats	19	19	21	21	21
Crew transfer	43	42	42	42	41
	182	179	176	179	186

______________________

(1)	Excludes seven owned and one leased-in offshore support vessels that have been retired and removed from service.

SEACOR MARINE HOLDINGS INC. UNAUDITED EXPECTED FLEET DELIVERIES

	2019			2020
	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Deferred	Total
Fast support	—	—	—	—	1	—	—	2	3
Supply	—	2	—		—	—	—	—	2
Crew transfer		1	1	1	—	—	—	—	3
Platform supply	—	1	1	1	—	—	—	—	3